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Exhibit 10.11

* CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[QUALLION LOGO]

PROPOSAL COVER SHEET

CUSTOMER INFORMATION

Company:	DexCom Inc.
Contact Person:	Mr. Jim Brauker, Vice President of R&D
Phone Number:	[*****]
Fax Number:	[*****]
Address:	6725 Mesa Ridge Road, Suite 100, San Diego, CA 92121
PROPOSAL SUMMARY
Proposal No.:	356 Rev. C
Title:	Development of Implantable Lithium Primary Battery for Continuous Glucose Sensor Devices
Submission Date:	May 21st, 2003
Expiration Date:	30 days
Contact Person:	Naoki Ota, Sr. Manager of Technologies and Applications Development
Contact Numbers:	[*****]
[*****]
Content:	X I. Scope of Work
X II. Schedule & Pricing
X III. Contingencies
X IV. Specifications & Qualification Plan
IV. Drawings
X VI. Terms & Conditions
Other:

PROPOSAL ACCEPTANCE

Quallion LLC	DexCom Inc.
/s/ WERNER HAFELFINGER Werner Hafelfinger President	/s/ JIM BRAUKER Jim Brauker Vice President of R&D
/s/ STEVE KEMPER Steve Kemper Chief Financial Officer
CONFIDENTIAL	Proposal No. 356 Rev. C

I. SCOPE OF WORK

        This proposal is for the design, development and manufacture of a lithium primary cell ("Cell") with the following model number:

QC0025B

        The product is designed for use in the following Customer's Device(s):

Implantable Continuous Glucose Sensor System

        For the following application:

Glucose Monitoring

        Quallion's proposal is based on the specification and qualification protocol provided by the Customer as defined in section IV, Specifications & Qualification Plan.

II. SCHEDULE & PRICING

DEVELOPMENT:

Item Description	Qty	Timeline	Unit Price	Total
Phase I: R&D Engineering Cells	[*****]	[*****]	[*****]	[*****]
Phase II: Prototype Cells	[*****]	[*****]	[*****]	[*****]
			TOTAL	[*****]

PRODUCTION:

Item Description	Qty	Timeline	Unit Price	Total
First Articles (Limited Qualifications)(1)	[*****]	[*****]	[*****]	[*****]
			TOTAL	[*****]

NRE:

Item Description	Qty	Timeline	Unit Price	Total
NRE & Small Tooling	[*****]	[*****]	[*****]	[*****]
			TOTAL	[*****]

(1)
First Articles are provided with limited qualification testing.

Production capacity scale-up plan:

  1)
  Small-production:

  a.
  Maximum capacity of [*****] units/month, established [*****] after execution of development work stated in this proposal.

  b.
  Order lead-time: [*****]

  c.
  Minimum order: [*****]

  d.
  Pricing configuration [*****]

                  i.  [****] [****]        [*] / cell

                 ii.  [****] [****]        [*] / cell

                iii.  [****] [****]        [*] / cell

  2)
  Scale-up production:

  a.
  [*****] advanced notification from Customer required.

  b.
  Additional fee may apply for production tooling to support scale-up effort.

  c.
  Pricing configuration [*****]

                  i.  [****] [****]        [*] / cell

                 ii.  [****] [****]        [*] / cell

                iii.  [****] [****]        [*] / cell

        Price to be reviewed by September 2003

III. CONTINGENCIES

        This proposal is effective upon:

  1)
  Customer's approval and signed acceptance of proposal prior to proposal expiration date.

  2)
  Quallion's receipt of Customer Purchase Order per the Terms & Conditions listed in section VI.

        The successful execution of deliverables is contingent upon:

  1)
  Customer's approval and signed acceptance of Product Specification and Qualification Plan within 30 days after execution of Proposal.

IV. SPECIFICATIONS & QUALIFICATION PLAN

        Please see attached documents:

  1)
  Product Specification for QC0025B (#PS0013 Rev.2)

  2)
  Customer Requirement of QC0025B for DexCom (#300456 Rev.2)

  3)
  Qualification Plan for QC0025B

V. DRAWINGS

        NONE APPLICABLE

VI. TERMS & CONDITIONS

Delivery:

        Work will start on the first day after receipt of a written purchase order and follow the timeline shown in Section II, Schedule & Pricing.

Payment terms:

Tooling & NRE	[*****]	Down payment with written purchase order
	[*****]	30 days after delivery of First Articles
Qualified Cell Purchases:	[*****]	Down payment with purchase order
	[*****]	Net 30 days after delivery of cells

Others:

  1)
  If Customer desires to make any modifications to the Cell specification, such modifications may be proposed to Quallion in writing and Quallion shall give such proposal its prompt attention. Quallion will respond to Customer's proposed modifications by estimating the effect, if any, of proposed modifications on Cell performance, manufacturability, terms of delivery and warranty. All modifications to Cell specifications shall be documented through an appropriate amendment signed by both parties.

  2)
  Customer will have [*****] rights to purchase the developed Cell for use in the field of [*****]. Quallion [*****] the right to use and sell the developed Cell in [*****]. In the event(s) that DexCom stops using the Cell for [*****] period, the exclusivity rights herein stated will [*****].

  3)
  Quallion will retain all rights to intellectual property it develops in connection with this project.

  4)
  Please see attached Quallion's general Terms & Conditions of Sale.

Quallion LLC
Terms and Conditions of Sale

Applicable Terms and Conditions

        All Quallion products and services are furnished only on the temp and conditions stated herein and on the face of the applicable Quallion quotation to the exclusion of any Buyer terms and conditions in any specific order documentation, preprinted or otherwise, except as to identification and quantity of products and services. Quallion's performance on an contract is expressly conditioned on Buyers acceptance of Quallion's terms and conditions of sale. In the absence of such an agreement, performance shall be for the convenience of the Buyer only and shall not create any contractual obligation or constitute acceptance by Quallion of any terms and conditions of the Buyer, printed or stated in its order. Buyer's acceptance of any product or service shall constitute acceptance of Quallion's terms and conditions as stated herein.

Orders, Quotations and Prices

        Quallion's prices, quotations, and contracts for products and services are subject to the following unless otherwise slated in the applicable Quallion quotation or other writing signed by an authorized representative of Quallion. In case of contradictory terms slated herein and on the face hereof; the latter shall control.

  a.
  All purchase orders are subject to written acceptance by Quallion.

  b.
  Acceptance of purchase orders are expressly conditioned on compliance with all applicable laws, codes and regulations affecting the products and services.

  c.
  Unless otherwise stated on the applicable quotation, all quotations shall be considered solicitations for offers to purchase and shall neither constitute firm pricing or obligate Quallion in any way.

  d.
  All prices quoted are for products and services only, and shall exclude, and Buyer shall be responsible for, ordinary and necessary charges inured by Quallion and billed to Buyer. These include, but are not limited to any and all applicable taxes, shipping charges, special packaging or insurance, incurred on Buyers instructions.

  e.
  Prices quoted are for products and services only, and do not include rights to intellectual property, know-how, technology, patents, trademarks, copyrights, or other proprietary rights.

  f.
  Products and services provided in accordance with Buyer's specifications, which are then changed by Buyer after quotation by Quallion or order placement, will be subject to corresponding changes in price and delivery as determined by Quallion.

Terms of Payment

        Unless different terms of payment are stipulated on the Quallion quotation, payment of any services, engineering charges or tooling charges is due at the time of order placement. Payment for products is due on shipment. Partial shipments if requested or authorized by the Buyer will be billed as a percent completion, which payment will be due on the partial shipment.

Transportation and Risk of Loss

        All shipping will be FOB Quallion's plant, and risk of loss or damage to products shall pass upon delivery to the transportation company. Quallion may, but is not obligated to insure to full value of product shipped at Buyers expense and declare full value to the transportation company at time of shipment. Buyer shall inspect all products upon receipt and file all claims with the transportation company and with Quallion when there is damage, external or concealed.

Performance

        Quallion shall not be liable for any delay in delivery or other performance which is due to unforeseen circumstances or to causes beyond its control, including, but not limited to strike, lockout, riot, war, fire, flood, earthquake, acts of God, accident, failure or breakdown of components necessary to order completion, supplier, subcontractor, inability to obtain or substantial increases in the cost of labor, materials or manufacturing facilities, curtailment of or failure to obtain sufficient electrical or other energy supplies; technical difficulties, or compliance with any governmental law, regulation or order, including but not limited to US Export Administration Regulations or Buyer caused delays. Provided any such delay is not indefinite, performance shall be deemed suspended during and extended for such a time as it is so delayed, and thereafter the Buyer shall accept performance. Delay in performance shall not be considered indefinite unless it exceeds or is reasonably estimated to exceed six (6) months.

Acceptance

        The furnishing of a product or service by Quallion to the Buyer shall constitute acceptance of that product by Buyer, unless notice of defect or nonconformity is received by Quallion within thirty (30) days of delivery of product at Buyers designated delivery address. Notwithstanding the above, any use, sale or other disposition of a product by Buyer, its agents, employees, contractors or licensees, for any purpose after its receipt, shall constitute acceptance of the product by the Buyer.

Assignments and Terminations

        No order accepted by Quallion may be terminated, cancelled, modified or assigned except through mutual agreement in writing. Any attempt to do so without Quallion's written consent shall be void.

Warranty

        All products are warranted to meet Quallion's specifications, including Buyer's specifications, if any, which have been agreed upon in writing by Quallion. Products are not warranted to meet Buyer's specifications or changes to specifications not agreed upon in writing by Quallion. Products are not warranted unless Quallion receives written notice within 30 says after shipment describing the products' failure to meet specifications, in which event, Quallion will decide whether to replace the products or refund any payment received for the product. Quallion makes no warranties except as herein specified, and all other warranties are expressly excluded.

Damages and Liability

        QUALLION'S TOTAL LIABILITY IN DAMAGES OR OTHERWISE SHALL NOT EXCEED THE PAYMENT, IF ANY, RECEIVED BY QUALLION FOR THE UNIT OR PRODUCT OR SERVICE FURNISHED OR TO BE FURNISHED, AS THE CASE MAY BY, RESULTING IN THE LOSS OR DAMAGE CLAIM. IN NO EVENT SHALL QUALLION BE LIABLE FOR INCIDENTAL. CONSEQUENTIAL, INDIRECT, PUNITIVE OR SPECIAL LOSS OR DAMAGES OF ANY KIND, SUCH AS, BUT NOT LIMITED TO, LOST BUSINESS REVENUE, LOST PROFITS OR COSTS OF DOWNTIME RESULTING FROM QUALLION'S PRODUCTS OR SERVICES, HOWEVER CAUSED, WHETHER BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY.

Indemnities

        Notwithstanding any fault or negligence attributable to Quallion, Quallion shall have no responsibility whatsoever for, and Buyer shall indemnify, defend, and hold Quallion harmless from any and all damage or injury to persons or property which may arise from or relate to 1) any use, operation, or service of any product contrary to any written warning or instruction given by Quallion with respect to such product, including, but not limited to unauthorized use and/or modification of said product by the user, or 2) an liability for Buyer with respect to OSHA toxic substances, air quality, water quality, hazardous waste, Superfund for other environmental liability including, but not limited to fines, penalties, cleanup costs or tort related, to the use, operation, or service or any product, or 3) the design. manufacture, purchase. sale use or reuse of any Product provided as convenience to the Buyer but not manufactured by Quallion and not listed as a Quallion product in a sales quotation or other official Quallion documentation.

Revision	Description	DAR Number	Prepared By	Release Date
1	PROTOTYPE RELEASE	B1365	KG	[*****]
2	SEE DAR	B

CUSTOMER REQUIREMENT OF QC0025B FOR DEXCOM

Prepared By:	[*****]	Date:	[*****]	[Quallion Logo]
Checked By:	[*****]	Date:	[*****]	12744 San Fernando Rd. Sylmar, CA 91342
Approved By:	[*****]	Date:	[*****]	Number	300456
Next Assy:		Model No.	QC0025B	Sheet	1 of 3

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

1.0   PURPOSE

        This document defines the requirements for a lithium primary cell to be shipped to DexCom by Quallion LLC.

2.0   SCOPE

        This document applies to the QC0025B product.

3.0   REFERENCE DOCUMENTS

        PS 0013 Product Specification, QC0025B

4.0   DEFINITIONS

           4.1  [*****]

           4.2  [*****]

[Quallion Logo]	Doc. No. 300456	Sheet 2 of 4	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

Figure 1

Battery Drain Profile

[*****]

This loading profile must yield an expected lifetime of [*****]

1.
This is the background draw that is present on the battery at all times. The [*****] allowed quiescent current is [*****].

2.
[*****] is the [*****] on the battery. This occurs once [*****]. The [*****] draw will be [*****]. [*****] will be at a [*****].

The [*****] allowed is [*****] at the lowest point on the [*****].

5.0   RESPONSIBILITIES

        [*****]

6.0   GENERAL REQUIREMENTS

        [*****]

[Quallion Logo]	Doc. No. 300456	Sheet 3 of 4	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

[*****]

[Quallion Logo]	Doc. No. 300456	Sheet 4 of 4	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

Revision	Description	DAR Number	Prepared By	Release Date
1	PROTOTYPE RELEASE	B1364	KG	[*****]
2	SEE DAR	B

PRODUCT SPECIFICATION, QC0025B

Prepared By:	[*****]	Date:	[*****]	[Quallion Logo]
Checked By:	[*****]	Date:	[*****]
Approved By:	[*****]	Date:	[*****]	Number	PS 0013
Next Assy:		Model No.	QC0025B	Sheet	1 of 10

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

1.0   PURPOSE

  This specification defines the requirements for a custom lithium primary cell to be shipped to the customer by Quallion LLC.

2.0   SCOPE

        This document applies to the QC0025B product.

3.0   REFERENCE DOCUMENTS

3.1.	MIL-STD-883	Test Methods Stand: Microcircuits
3.2.	ISTA	International Safe Transit Association
3.3.	I50-9000	International Organization for Standardization: Quality Management
3.4.	MIL-STD-202F	Test Method for Electrical and Electronic Component Parts
3.5.	EN45502-1	Active Implantable Medical Devices, Part 1
3.6.	TM 0006	Micronail Penetration Test, Quallion LLC
3.7.	UL1642	Standard for Safety: Lithium Batteries, 3rd edition

[Quallion Logo]	Doc. No. PS 0013	Sheet 2 of 10	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

4.0   DEFINITIONS

  4.1.
  BOL Cells: Cells stored at room temperature for [*****] from the manufacturing date.

  4.2.
  EOL Cells: Cells standard discharge.

  4.3.
  Standard Discharge: Discharge at [*****] ohm load (around [*****]) until voltage drops to [*****].

  4.4.
  OCV (Open Circuit Voltage): The voltage of the cell without a load.

  4.5.
  SOC (State of Charge): The state of charge of the cell as a percentage of total capacity. 0% SOC is defined as the charge state after Standard Discharge.

  4.6.
  Room temperature (R.T.) denoted as [*****]

[Quallion Logo]	Doc. No. PS 0013	Sheet 3 of 10	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

5.0   CELL REQUIREMENTS

        Note:

  1.
  All specifications apply to [*****] cells unless otherwise noted.

  2.
  All tests and measurements are taken at [*****] unless otherwise noted.

  5.1.
  Cell shall meet the customer requirement specified in Appendix II.

  5.2.
  Mechanical

PROPERTIES	CONDITIONS	REQUIREMENT
Dimensions	[*****]	Diameter: [*****] Length: Please see Apendix III for cell drawing
Weight	[*****]	[*****]
Case Material	[*****]	[*****]
Case Polarity	[*****]	[*****]
Positive Feedthru Material	[*****]	[*****]
Negative Feedthru Material	[*****]	[*****]
Cell Marking	N/A	• Serial number • Model number • Manufacturer's Lot Code and Date Code
Cell Hermeticity	[*****]	[*****]
	[*****] Please see Appendix I for test procedure	[*****]
Feedthru Pin Strength	[*****]	[*****]

[Quallion Logo]	Doc. No. PS 0013	Sheet 4 of 10	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

  5.3.
  Electrochemical

PROPERTIES	CONDITIONS	REQUIREMENT
Capacity	[*****] Standard [*****]	[*****] capacity: [*****]
[*****] Capacity: [*****]
Average Voltage	[*****]	Nominal [*****]
Normal Operating Voltage Range	[*****]	[*****]
Operating Discharge Temperature	[*****]	[*****]
Preferred Storage Temperature	[*****]	[*****]
Discharge Current	[*****]	[*****]
Discharge Pulse Current	[*****]	[*****]
AC Impedance	[*****]	[*****]

[Quallion Logo]	Doc. No. PS 0013	Sheet 5 of 10	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

  5.4.
  Environment

PROPERTIES	CONDITION	REQUIREMENT
Vibration Test	[*****]	After all tests, the cells shall have a [*****]. In addition, the cells shall meet all requirements specified in section 5.2. Mechanical
Mechanical Shock Test	[*****]
Drop Test	With feedthru protection per section 9.3 in place, [*****]
Altitude Test	[*****]
Temperature Shock Test	[*****]
Humidity Test	[*****]
High Temperature Storage	[*****]°C for [*****] hours
Low Temperature Storage	[*****]°C for [*****] hours
  5.5.
  Safety

PROPERTIES	CONDITION	REQUIREMENT
External Short	[*****]	[*****]
Over Discharge	[*****]	[*****]
Crush	[*****]	[*****]
Impact	[*****]	[*****]
Hot Box	[*****]	[*****]
Nail Penetration	[*****]	[*****]

[Quallion Logo]	Doc. No. PS 0013	Sheet 6 of 10	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

6.0   SHIPPING AND STORAGE

  6.1
  Storage requirement

Temperature	Storage Period	Minimum Discharge Capacity [*****]
[*****]	[*****]	[*****]

7.0   NOTIFICATION OF CHANGES

  7.1.
  Quallion LLC shall notify Customer of any changes in manufacturing processes, testing, raw materials, or design that affect form, interchangeability, reliability, packaging, labeling, storage condition, fit or function so that the customer is able to evaluate the possible effects of such changes in its application. None of the changes specified above shall be made without prior written permission from the customer.

8.0   QUALITY ASSURANCE SYSTEM REQUIREMENT

  8.1.
  The cell is to be manufactured within a documented system in general accordance with the requirements of ISO-9000. The Customer has the right to periodically audit Quallion LLC for compliance to this requirement.

9.0   PACKAGING

  9.1.
  Each cell shall be packaged in such a manner as to be protected from physical damage, contamination, or short-circuiting when subjected to ISTA procedure 1A.

  9.2.
  The cell shall be free of oils, grease, or ionic contamination.

  9.3.
  The feedthrus shall be protected from damage by means of plastic covers.

10.0   RETAINED SAMPLES

  10.1.
  [*****]

  10.2.
  [*****]

  10.3.
  [*****]

11.0   DATA PACKAGE REQUIREMENT

  11.1.
  Each shipment shall contain [*****]

[Quallion Logo]	Doc. No. PS 0013	Sheet 7 of 10	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

Appendix I

Test Procedures

[*****] Test

1)
[*****]

2)
Expose the cell [*****].

3)
Remove the cell from the [*****] and place it in [*****] for a [*****] after removal from the [*****].

4)
Test the cell [*****] no longer than [*****] after the [*****]. The [*****] elapsed time between removal from [*****] and placement in the [*****]. The cell shall be in [*****] for no less than and no more than [*****].

[Quallion Logo]	Doc. No. PS 0013	Sheet 8 of 10	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

Appendix II
Customer Requirement

DOCUMENT #
300456

[Quallion Logo]	Doc. No. PS 0013	Sheet 9 of 10	Rev. 2

This document, and any attachment, contains CONFIDENTIAL and PROPRIETARY information that is the property of Quallion LLC. This document and the information herein may not, in whole or in part, be duplicated, disclosed, or used for design, manufacturing, or other purposes without the prior written permission of Quallion LLC

300181, Rev. A

[*****]

QUALIFICATION PLAN

Date:	May 21st, 2003
Customer Name	DexCom Inc.
Product:.	QC0025B
Revision:	C
Reference Document:	Product Specification for QC0025B, Doc._PS0013 Customer Requirement, Doc._300456

STANDARD TESTING (per PS 0013)

REF	SPECIFICATION	[*****]	[*****]	[*****]	Other
5.2	Mechanical
	[*****]	X
	[*****]	X
	[*****]	X
	[*****]	X
	[*****]		X
	[*****]		X
	[*****]		X
5.3	Electrochemical
	[*****]	X
	[*****]	X
	[*****]		X
	[*****]		X
	[*****]		X
	[*****]	X
5.4	Environment
	[*****]			X
	[*****]			X
	[*****]			X
	[*****]			X
	[*****]			X
	[*****]				X
	[*****]				X
	[*****]			X

CONFIDENTIAL

5.5	Safety
	[*****]	X
	[*****]	X
	[*****]	X
	[*****]		X
	[*****]		X
	[*****]		X
6.0.	Shelf Life			X
9.0	Packaging (ISTA) (3)		X

CONFIDENTIAL

STANDARD TESTING (per 300456)

REF	SPECIFICATION	6/9/2003	9/9/2003	12/9/2003	Other
	[*****]		[*****]
	[*****]				[*****]
	[*****]				[*****]
	[*****]			[*****]

CONFIDENTIAL

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  Exhibit 10.11